UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2015

GREATBATCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Dallas Parkway, Suite 310, Frisco, Texas	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information contained in the first sentence of the first paragraph under “Preliminary Third Quarter Financial Information” below is hereby incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on August 27, 2015, Greatbatch Ltd., a direct wholly-owned subsidiary of Greatbatch, Inc. (the “Company”), entered into a commitment letter with a consortium of lender banks and certain of their respective affiliates for debt financing for the Company’s previously announced acquisition of Lake Region Medical Holdings, Inc. (“Lake Region”) consisting of (i)(A) a senior secured term loan A facility, (B) a senior secured term loan B facility and (C) a senior secured revolving credit facility and (ii) a senior unsecured bridge loan facility (as reduced by the amount of any long term debt financing issued by Greatbatch Ltd. in lieu of such bridge loan facility) (collectively, the “Debt Financing”).

In connection with the marketing of the Debt Financing to prospective lenders and investors, the Company will provide the following information to such prospective lenders and investors:

Preliminary Third Quarter Financial Information

The Company expects that its sales for the quarter ended October 2, 2015 will be approximately $145 million. The Company expects sales to improve in the fourth quarter of 2015 as new product introductions ramp up and as customer ordering patterns begin to normalize. The Company also expects that, in connection with the announcement of third quarter financial results, it will reduce its guidance regarding sales for fiscal year 2015 from its previously announced range of $715 to $730 million to $685 to $695 million, while reaffirming its adjusted operating margin and adjusted earnings per share guidance for the year at the low end of their previously announced ranges. The Company’s expected updated fiscal year 2015 sales guidance includes the negative impact of approximately $14 to $15 million due to foreign currency exchange rate fluctuations in comparison to fiscal year 2014. This third quarter financial information is based on financial results available to us as of the date hereof and is preliminary and unaudited. This preliminary third quarter financial information is subject to the finalization of financial and accounting procedures with respect to the third quarter of 2015 (which have yet to be performed).

The information furnished under Item 2.02 or Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Non-GAAP Financial Measures

This Current Report on Form 8-K references (i) adjusted operating margin and (ii) adjusted earnings per share, which are each non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these non-GAAP measures are useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. The composition of these non-GAAP financial measures and the reasons management believes that these non-GAAP financial measures provide useful information are set forth in the Company’s most recent Form 10-Q filed with the Securities and Exchange Commission.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.

You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or “variations” or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. In addition to the factors mentioned under Item 7.01 above, these risks and uncertainties include, but are not limited to: the Company’s dependence upon a limited number of customers; customer ordering patterns; product obsolescence; the Company’s inability to market current or future products; pricing pressure from customers; the Company’s ability to timely and successfully implement cost reduction and plant consolidation initiatives; the Company’s reliance on third party suppliers for raw materials, products and subcomponents; fluctuating operating results; the Company’s inability to maintain high quality standards for its products; challenges to its intellectual property rights; product liability claims; product field actions or recalls; the Company’s inability to successfully consummate and integrate acquisitions, including the previously announced acquisition of Lake Region, and to realize synergies; the Company’s unsuccessful expansion into new markets; the Company’s failure to develop new products including system and device products; the timing, progress and ultimate success of pending regulatory actions and approvals, including with respect to Algovita; risks associated with the proposed spin-off of Nuvectra; the Company’s inability to obtain licenses to key technology; regulatory changes, or consolidation in the healthcare industry; global economic factors including currency exchange rates and interest rates; the resolution of various legal actions brought against the Company. The Company assumes no obligation to update forward-looking statements in this Current Report on Form 8-K whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	October 5, 2015	GREATBATCH, INC.

		By:	/s/ Michael Dinkins
Michael Dinkins
Executive Vice President & Chief Financial Officer